EXHIBIT 99.1

ALTERRA CAPITAL REPORTS FOURTH QUARTER AND YEAR END 2012 RESULTS

Fourth Quarter Net Operating Loss of $0.52 per Diluted Share

2012 Net Operating Income of $1.18 per Diluted Share

2012 Diluted Book Value per Share Growth of 7.5%, including Dividends

HAMILTON, BERMUDA, February 5, 2013—Alterra Capital Holdings Limited (NASDAQ: ALTE; BSX: ALTE.BH) (“Alterra”) today reported a net loss of $51.8 million, or a loss of $0.54 per diluted share, for the fourth quarter of 2012, compared to net income of $30.9 million, or $0.30 per diluted share, for the same quarter of 2011.

The net operating loss for the fourth quarter of 2012 was $49.7 million, or a loss of $0.52 per diluted share, compared to net operating income of $31.7 million, or $0.30 per diluted share, for the same quarter of 2011.

For the year ended December 31, 2012, Alterra reported net income of $143.8 million, or $1.43 per diluted share, compared to net income of $65.3 million, or $0.61 per diluted share, for the year ended December 31, 2011. Net operating income for the year ended December 31, 2012 was $119.1 million, or $1.18 per diluted share, compared to net operating income of $96.6 million, or $0.91 per diluted share, for the year ended December 31, 2011. Net operating return on average shareholders’ equity for the year ended December 31, 2012 was 4.2%.

W. Marston (Marty) Becker, President and Chief Executive Officer of Alterra, said: “Alterra’s fourth quarter operating results were impacted heavily by Hurricane Sandy. However, for the year, we are pleased to report net income of $143.8 million and growth in diluted book value per share of 7.5%, including dividends. Our 2012 results reflect the diversified underwriting strategy and risk management discipline that has served us well, particularly in years with major industry losses such as Sandy.

“On December 19 we ended the year with the announcement of a merger agreement pursuant to which Alterra will be acquired by Markel Corporation. The transaction is subject to shareholder and regulatory approval and is expected to close in the first half of 2013. We believe the combined company will establish itself as a leading specialty insurance and reinsurance company with greater capacity and a broader range of products and services, and will be better positioned for long-term success, including the creation of superior shareholder value,” Mr. Becker concluded.

Fourth quarter 2012 results for Alterra include:

•	Property and casualty gross premiums written of $356.4 million, representing an increase of $31.6 million or 9.7% compared to the same quarter of 2011;

•	Net premiums written of $242.6 million, representing an increase of $24.8 million or 11.4%, compared to the same quarter of 2011;

•	A combined ratio on property and casualty business of 119.0%, compared to 97.4% for the same quarter of 2011;

•

Significant property catastrophe event net losses of $115.0 million, net of reinstatement premiums, related to Hurricane Sandy, principally within the U.S. insurance segment, compared to net losses of $55.5 million, net of reinstatement premiums, in the same quarter of 2011. A smaller proportion of 2012’s property catastrophe losses fell within the attritional loss ratio, contributing to a higher combined ratio in 2012;

•	Net favorable development on prior years’ loss reserves of $37.0 million, or 10.8 combined ratio points, compared to $43.0 million, or 12.3 combined ratio points, in the same quarter of 2011;

•	Net investment income of $52.0 million, compared to $57.1 million in the same quarter of 2011, a decrease of 8.8%;

•	Income of $6.9 million from New Point Re IV Limited, a sidecar in which Alterra has an indirect 34.8% equity interest, consisting of fees and equity share earnings; and

•

A deferred tax expense of $21.8 million to record a valuation allowance against net deferred tax assets in the U.S. Uncertainty regarding the future utilization of these deferred tax assets resulted in the valuation allowance.

Gross premiums written and net premiums written from property and casualty underwriting for the fourth quarter of 2012 are shown in the following table, with the increase/decrease compared to the same quarter of 2011:

Segment ($ in millions)	GPW	% Inc/(Dec)	NPW	% Inc/(Dec)	Combined Ratio
Global Insurance	$98.0	0.3%	$49.3	3.7%	102.1%
Reinsurance	125.6	29.6%	114.7	21.5%	100.2%
U.S. Insurance	94.6	(7.5)%	38.7	(31.9)%	286.8%
Alterra at Lloyd’s	38.2	36.9%	39.9	109.7%	96.6%

Total	$356.4	9.7%	$242.6	11.4%	119.0%

Results for the year ended December 31, 2012 include:

•	Property and casualty gross premiums written of $1,968.6 million, representing an increase of $67.9 million, or 3.6%, compared to the year ended December 31, 2011;

•

Net premiums written of $1,317.2 million, representing a decrease of $111.8 million, or 7.8%, compared to the year ended December 31, 2011. This decrease reflects increased property reinsurance premiums ceded in order to manage aggregate property exposures across all segments, and a decrease in net premiums written on the contract binding business in the U.S. insurance segment resulting from the sale of the renewal rights for this business in 2011;

•	A combined ratio on property and casualty business of 99.5%, compared to 98.2% for the year ended December 31, 2011;

•	Significant property catastrophe event net losses of $130.0 million, net of reinstatement premiums, compared to net losses of $253.4 million, net of reinstatement premiums, in 2011;

•	Net underwriting losses of $17.5 million on agriculture reinsurance, net of premiums and acquisition costs earned;

•	Net favorable development on prior years’ loss reserves of $90.8 million, or 6.7 combined ratio points, compared to $153.3 million, or 10.8 combined ratio points, in 2011;

•	Net investment income of $219.0 million, compared to $234.8 million in 2011, a decrease of 6.8%;

•	Income of $30.3 million from New Point Re IV Limited consisting of fees and equity share earnings; and

•	A deferred tax expense of $24.6 million to record a valuation allowance against net deferred tax assets in the U.S.

Gross premiums written and net premiums written from property and casualty underwriting for the year ended December 31, 2012 are shown in the following table, with the increase/decrease compared to the same period of 2011:

Segment ($ in millions)	GPW	% Inc/(Dec)	NPW	% Inc/(Dec)	Combined Ratio
Global Insurance	$371.6	1.6%	$182.3	(1.1)%	75.7%
Reinsurance	898.5	(1.0)%	727.2	(11.7)%	91.5%
U.S. Insurance	399.1	6.5%	181.1	(22.0)%	142.0%
Alterra at Lloyd’s	299.5	18.3%	226.7	19.7%	109.8%

Total	$1,968.6	3.6%	$1,317.2	(7.8)%	99.5%

Balance Sheet

Total invested assets, including cash and cash equivalents, were $8,032.6 million as of December 31, 2012, an increase of $217.9 million from December 31, 2011. As of December 31, 2012, 95.9% of the fixed maturities portfolio (by carrying value) was investment-grade, an increase from 94.4% as of December 31, 2011. As of December 31, 2012, the weighted average book yield of Alterra’s cash and fixed maturities portfolio was 3.15%, and the weighted average duration was 4.5 years.

Share repurchases under the Board-approved share repurchase authorization for the year ended December 31, 2012 were 6,626,684 common shares at an average price of $23.03 per share for a total of $152.6 million. Alterra did not repurchase any common shares under the share repurchase authorization during the fourth quarter of 2012. As of December 31, 2012, $301.7 million remained under the share repurchase authorization.

Shareholders’ equity was $2,839.7 million as of December 31, 2012, an increase of 1.1% from December 31, 2011. Diluted book value per share as of December 31, 2012 was $28.34. Including dividends declared, diluted book value per share decreased for the fourth quarter of 2012 by 3.6%, and grew by 7.5% for the year ended December 31, 2012. Not included in shareholders’ equity as of December 31, 2012 were $218.0 million of unrecognized gains on held-to-maturity securities, which represented $2.18 in unrecognized diluted book value per share.

A copy of Alterra’s fourth quarter financial supplement is available on Alterra’s website at www.alterracap.com.

Alterra Capital Holdings Limited is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities and property and casualty insurers.

Non-GAAP Financial Measures

In presenting Alterra’s results, management has included and discussed net operating income, net operating income per diluted share, annualized net operating return on average shareholders’ equity, net operating return on average shareholders’ equity and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of Alterra’s business. These measures, however, should not be viewed as a substitute for measures determined in accordance with U.S. GAAP. The reconciliation of these measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

This release includes statements about future economic performance, finances, expectations, plans and prospects of Alterra and Markel, both individually and on a combined basis, that are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding factors affecting future results of Alterra and Markel, please refer to their respective Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Reports on Form 10-Q and other documents filed by Alterra and Markel since March 1, 2012 with the Securities Exchange Commission (“SEC”). These documents are also available free of charge, in the case of Alterra, by directing a request to Alterra through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136. Neither Alterra nor Markel undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This release contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about Alterra’s and Markel’s beliefs, plans or expectations, are forward-looking statements. These statements are based on Alterra’s or Markel’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this release should not be considered as a representation by Alterra, Markel or any other person that Alterra’s or Markel’s objectives or plans, both individually and on a combined basis, will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any adverse change in financial ratings of either company or their subsidiaries; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h) other factors set forth in Alterra’s and Markel’s recent reports on Form 10-K, Form 10-Q and other documents filed with the SEC by Alterra and Markel.

* * * * *

Risks and uncertainties relating to the proposed transaction include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized or the parties may experience difficulties in successfully integrating the two companies; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed merger may not be satisfied or waived; (5) the outcome of any legal proceedings to the extent initiated against Alterra or Markel or its respective directors and officers following the announcement of the proposed merger is uncertain; (6) the acquisition may involve unexpected costs; and (7) the businesses may suffer as a result of uncertainty surrounding the acquisition. These risks, as well as other risks of the combined company and its subsidiaries may be different from what the companies expect, or have previously experienced, and each party’s management may respond differently to any of the aforementioned factors. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus of Markel and Alterra that has been filed with the SEC. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER AND WHERE TO FIND IT:

This release relates to a proposed merger between Alterra and Markel. On December 27, 2012, Markel filed with the SEC a registration statement on Form S-4, and on January 18, 2013, Markel and Alterra each filed the definitive joint proxy statement/prospectus. This release is not a substitute for the definitive joint proxy statement/prospectus or any other document that Markel or Alterra filed or may file with the SEC or send to its shareholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov) or, in the case of Alterra, by directing a request to Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136.

PARTICIPANTS IN THE SOLICITATION:

Alterra and Markel and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies from both Alterra’s and Markel’s shareholders in favor of the proposed transaction. Information about Alterra’s directors and executive officers and their ownership in Alterra common stock is available in the proxy statement dated March 26, 2012 for Alterra’s 2012 annual general meeting of shareholders. Information about Markel’s directors and executive officers and their ownership of Markel common stock is available in the proxy statement dated March 16, 2012 for Markel’s 2012 annual meeting of shareholders.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	December 31, 2012	December 31, 2011
	(Unaudited)
ASSETS
Cash and cash equivalents	$440,298	$469,477
Fixed maturities, trading, at fair value	429,246	229,206
Fixed maturities, available for sale, at fair value	5,647,303	5,501,925
Fixed maturities, held to maturity, at amortized cost (fair value $1,070,308)	852,266	874,259
Equity method investments	92,050	13,670
Other investments, at fair value	316,955	272,845
Restricted cash and cash equivalents	254,458	453,367
Accrued interest income	65,361	71,322
Premiums receivable	729,877	715,154
Losses and benefits recoverable from reinsurers	1,289,577	1,068,119
Deferred acquisition costs	146,328	145,850
Prepaid reinsurance premiums	247,740	212,238
Trades pending settlement	27,768	22,887
Goodwill and intangible assets	54,751	56,111
Other assets	64,272	79,417

Total assets	$10,658,250	$10,185,847

LIABILITIES
Property and casualty losses	$4,690,344	$4,216,538
Life and annuity benefits	1,159,545	1,190,697
Deposit liabilities	132,910	151,035
Funds withheld from reinsurers	92,733	112,469
Unearned property and casualty premiums	1,031,633	1,020,639
Reinsurance balances payable	157,199	134,354
Accounts payable and accrued expenses	107,742	110,380
Trades pending settlement	5,890	—
Senior notes	440,532	440,500

Total liabilities	7,818,528	7,376,612

SHAREHOLDERS’ EQUITY
Common shares (par value $1.00 per share); 96,059,645 (2011—102,101,950) shares issued and outstanding	96,060	102,102
Additional paid-in capital	1,721,241	1,847,034
Accumulated other comprehensive income	244,172	166,957
Retained earnings	778,249	693,142

Total shareholders’ equity	2,839,722	2,809,235

Total liabilities and shareholders’ equity	$10,658,250	$10,185,847

Book value per share	$29.56	$27.51

Diluted book value per share	$28.34	$26.91

Diluted tangible book value per share [a]	$27.79	$26.37

Diluted shares outstanding	100,213,325	104,406,779

[a]	Non-GAAP financial measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
REVENUES
Gross premiums written	$357,043	$325,983	$1,971,458	$1,904,066
Reinsurance premiums ceded	(113,881)	(107,203)	(651,699)	(472,077)

Net premiums written	$243,162	$218,780	$1,319,759	$1,431,989

Earned premiums	$504,757	$460,636	$1,962,685	$1,845,837
Earned premiums ceded	(161,125)	(111,532)	(597,462)	(420,863)

Net premiums earned	343,632	349,104	1,365,223	1,424,974

Net investment income	52,039	57,080	218,964	234,846
Net realized and unrealized gains (losses) on investments	11,476	(5,775)	70,886	(38,339)

Total other-than-temporary impairment losses	(3,143)	(703)	(9,552)	(2,706)
Portion of loss recognized in other comprehensive income (loss), before taxes	2,766	1	2,644	(239)

Net impairment losses recognized in earnings	(377)	(702)	(6,908)	(2,945)

Other income	1,425	2,017	10,301	5,396

Total revenues	408,195	401,724	1,658,466	1,623,932

LOSSES AND EXPENSES
Net losses and loss expenses	295,123	231,533	926,445	945,593
Claims and policy benefits	17,006	14,564	55,582	59,382
Acquisition costs	66,595	64,380	250,413	261,102
Interest expense	8,355	13,296	35,644	43,688
Net foreign exchange (gains) losses	(71)	(753)	(160)	1,312
Merger and acquisition expenses	3,289	—	3,289	—
General and administrative expenses	55,188	54,657	231,562	257,074

Total losses and expenses	445,485	377,677	1,502,775	1,568,151

INCOME (LOSS) BEFORE TAXES	(37,290)	24,047	155,691	55,781

Income tax expense (benefit)	14,520	(6,901)	11,885	(9,501)

NET INCOME (LOSS)	(51,810)	30,948	143,806	65,282
Holding (losses) gains on available for sale securities arising in period [a]	(2,988)	(566)	114,263	97,044
Net realized gains on available for sale securities included in net income [a]	(3,157)	(3,103)	(25,966)	(11,179)
Portion of other-than-temporary impairment losses recognized in other comprehensive income [a]	(2,765)	(1)	(2,643)	239

Impact of net unrealized investment gains on life & annuity deferred acquisition costs	(2,842)	—	(2,842)	—
Foreign currency translation adjustment	(9,308)	(2,398)	(5,597)	(18,093)

Other comprehensive income (loss)	(21,060)	(6,068)	77,215	68,011

COMPREHENSIVE INCOME (LOSS)	$(72,870)	$24,880	$221,021	$133,293

Net income (loss) per share	$(0.54)	$0.30	$1.47	$0.62

Net income (loss) per diluted share	$(0.54)	$0.30	$1.43	$0.61

Net operating (loss) income per diluted share [b]	$(0.52)	$0.30	$1.18	$0.91

Weighted average common shares outstanding—basic	95,691,699	103,323,377	98,012,424	105,249,683

Weighted average common shares outstanding—diluted	95,691,699	104,672,891	100,557,352	106,502,893

[a]	Net of tax.
[b]	Non-GAAP financial measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Year Ended December 31,
	2012	2011
Common shares
Balance, beginning of year	$102,102	$110,963
Issuance of common shares, net	842	1,529
Repurchase of shares	(6,884)	(10,390)

Balance, end of year	96,060	102,102

Additional paid-in capital
Balance, beginning of year	1,847,034	2,026,045
Issuance of common shares, net	3,577	2,480
Stock based compensation expense	22,434	33,208
Repurchase of shares	(151,804)	(214,699)

Balance, end of year	1,721,241	1,847,034

Accumulated other comprehensive income
Unrealized holdings gains on investments:
Balance, beginning of year	204,301	118,197
Holding gains on available for sale fixed maturities arising in period, net of tax	114,263	97,044
Net realized gains on available for sale securities included in net income, net of tax	(25,966)	(11,179)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of tax	(2,643)	239
Impact of net unrealized investment gains on life & annuity deferred acquisition costs	(2,842)	—

Balance, end of year	287,113	204,301

Cumulative foreign currency translation adjustment:
Balance, beginning of year	(37,344)	(19,251)
Foreign currency translation adjustment	(5,597)	(18,093)

Balance, end of year	(42,941)	(37,344)

Total accumulated other comprehensive income, end of year	244,172	166,957

Retained earnings
Balance, beginning of year	693,142	682,316
Net income	143,806	65,282
Dividends	(58,699)	(54,456)

Balance, end of year	778,249	693,142

Total shareholders’ equity	$2,839,722	$2,809,235

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASHFLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Year Ended December 31,
	2012	2011
OPERATING ACTIVITIES
Net income	$143,806	$65,282
Adjustments to reconcile net income to net cash provided by operating activities:
Stock based compensation	22,434	33,208
Amortization of premium on fixed maturities	33,403	23,562
Accretion of deposit liabilities	1,816	9,298
Net realized and unrealized (gains) losses on investments	(70,886)	38,339
Net impairment losses recognized in earnings	6,908	2,945
Changes in:
Accrued interest income	5,996	4,079
Premiums receivable	(10,822)	(128,754)
Losses and benefits recoverable from reinsurers	(219,516)	(114,759)
Deferred acquisition costs	3,348	(34,591)
Prepaid reinsurance premiums	(34,768)	(63,564)
Other assets	17,280	(1,476)
Property and casualty losses	459,066	308,587
Life and annuity benefits	(51,231)	(59,010)
Funds withheld from reinsurers	(19,736)	(8,680)
Unearned property and casualty premiums	6,397	118,401
Reinsurance balances payable	22,711	31,931
Accounts payable and accrued expenses	(3,093)	10,769

Cash provided by operating activities	313,113	235,567

INVESTING ACTIVITIES
Purchases of available for sale securities	(2,236,243)	(2,317,677)
Sales of available for sale securities	923,875	1,311,423
Redemptions/maturities of available for sale securities	1,250,105	965,974
Purchases of trading securities	(532,454)	(76,355)
Sales of trading securities	305,184	24,563
Redemptions/maturities of trading securities	37,283	68,848
Purchases of held to maturity securities	—	(2,580)
Redemptions/maturities of held to maturity securities	32,040	45,713
Net (purchases) sales of other investments	(28,175)	60,783
Net purchases of equity method investments	(66,145)	(6,766)
Dividends from equity method investments	8,694	—
Change in restricted cash and cash equivalents	198,909	(103,458)

Cash used in investing activities	(106,927)	(29,532)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	4,419	4,009
Repurchase of common shares	(158,688)	(225,089)
Dividends paid	(58,322)	(54,456)
Additions to deposit liabilities	8,940	1,061
Payments of deposit liabilities	(28,881)	(6,733)

Cash used in financing activities	(232,532)	(281,208)

Effect of exchange rate changes on foreign currency cash and cash equivalents	(2,833)	(11,047)
Net decrease in cash and cash equivalents	(29,179)	(86,220)
Cash and cash equivalents, beginning of year	469,477	555,697

CASH AND CASH EQUIVALENTS, END OF YEAR	$440,298	$469,477

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Interest paid totaled $28,400 and $28,582 for the years ended December 31, 2012 and 2011, respectively.

Income taxes paid totaled $7,954 and $2,049 for the years ended December 31, 2012 and 2011, respectively.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA—THREE MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated
Gross premiums written	$97,964	$94,587	$125,630	$38,233	$356,414	$629	$—	$357,043
Reinsurance premiums ceded	(48,698)	(55,863)	(10,950)	1,704	(113,807)	(74)	—	(113,881)

Net premiums written	$49,266	$38,724	$114,680	$39,937	$242,607	$555	$—	$243,162

Earned premiums	$94,486	$98,142	$240,252	$71,248	$504,128	$629	$—	$504,757
Earned premiums ceded	(47,524)	(62,839)	(41,447)	(9,241)	(161,051)	(74)	—	(161,125)

Net premiums earned	46,962	35,303	198,805	62,007	343,077	555	—	343,632

Net losses and loss expenses	(39,503)	(85,476)	(130,869)	(39,275)	(295,123)	—	—	(295,123)
Claims and policy benefits	—	—	—	—	—	(17,006)	—	(17,006)
Acquisition costs	(552)	(4,915)	(49,339)	(11,880)	(66,686)	91	—	(66,595)
General and administrative expenses	(7,871)	(10,849)	(19,002)	(8,722)	(46,444)	(76)	—	(46,520)
Other income	—	—	1,400	—	1,400	—	—	1,400

Underwriting income (loss)	$(964)	$(65,937)	$995	$2,130	$(63,776)	n/a	—	n/a
Net investment income						13,727	38,312	52,039
Net realized and unrealized gains on investments							11,476	11,476
Net impairment losses recognized in earnings							(377)	(377)
Corporate other income							25	25
Interest expense							(8,355)	(8,355)
Net foreign exchange gains							71	71
Merger and acquisition expenses							(3,289)	(3,289)
Corporate general and administrative expenses							(8,668)	(8,668)

Income (loss) before taxes						$(2,709)	$29,195	$(37,290)

Loss ratio (a)	84.1%	242.1%	65.8%	63.3%	86.0%
Acquisition cost ratio (b)	1.2%	13.9%	24.8%	19.2%	19.4%
General and administrative expense ratio (c)	16.8%	30.7%	9.6%	14.1%	13.5%

Combined ratio (d)	102.1%	286.8%	100.2%	96.6%	119.0%

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA—YEAR ENDED DECEMBER 31, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated
Gross premiums written	$371,638	$399,061	$898,453	$299,458	$1,968,610	$2,848	$—	$1,971,458
Reinsurance premiums ceded	(189,330)	(217,964)	(171,285)	(72,789)	(651,368)	(331)	—	(651,699)

Net premiums written	$182,308	$181,097	$727,168	$226,669	$1,317,242	$2,517	$—	$1,319,759

Earned premiums	$373,918	$394,870	$911,019	$280,030	$1,959,837	$2,848	$—	$1,962,685
Earned premiums ceded	(188,416)	(200,007)	(142,870)	(65,838)	(597,131)	(331)	—	(597,462)

Net premiums earned	185,502	194,863	768,149	214,192	1,362,706	2,517	—	1,365,223

Net losses and loss expenses	(111,940)	(206,862)	(444,321)	(163,322)	(926,445)	—	—	(926,445)
Claims and policy benefits	—	—	—	—	—	(55,582)	—	(55,582)
Acquisition costs	(974)	(23,184)	(187,078)	(38,861)	(250,097)	(316)	—	(250,413)
General and administrative expenses	(27,593)	(46,658)	(71,633)	(33,015)	(178,899)	(303)	—	(179,202)
Other income	816	81	9,296	8	10,201	—	—	10,201

Underwriting income (loss)	$45,811	$(81,760)	$74,413	$(20,998)	$17,466	n/a	—	n/a
Net investment income						55,193	163,771	218,964
Net realized and unrealized gains on investments							70,886	70,886
Net impairment losses recognized in earnings							(6,908)	(6,908)
Corporate other income							100	100
Interest expense							(35,644)	(35,644)
Net foreign exchange gains							160	160
Merger and acquisition expenses							(3,289)	(3,289)
Corporate general and administrative expenses							(52,360)	(52,360)

Income before taxes						$1,509	$136,716	$155,691

Loss ratio (a)	60.3%	106.2%	57.8%	76.3%	68.0%
Acquisition cost ratio (b)	0.5%	11.9%	24.4%	18.1%	18.4%
General and administrative expense ratio (c)	14.9%	23.9%	9.3%	15.4%	13.1%

Combined ratio (d)	75.7%	142.0%	91.5%	109.8%	99.5%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned.
(c)	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
(d)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

n/a Not applicable

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA—THREE MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated
Gross premiums written	$97,660	$102,279	$96,942	$27,933	$324,814	$1,169	$—	$325,983
Reinsurance premiums ceded	(50,172)	(45,443)	(2,546)	(8,888)	(107,049)	(154)	—	(107,203)

Net premiums written	$47,488	$56,836	$94,396	$19,045	$217,765	$1,015	$—	$218,780

Earned premiums	$91,077	$90,048	$225,492	$52,850	$459,467	$1,169	$—	$460,636
Earned premiums ceded	(42,827)	(34,078)	(19,521)	(14,952)	(111,378)	(154)	—	(111,532)

Net premiums earned	48,250	55,970	205,971	37,898	348,089	1,015	—	349,104

Net losses and loss expenses	(15,152)	(45,129)	(106,906)	(64,346)	(231,533)	—	—	(231,533)
Claims and policy benefits	—	—	—	—	—	(14,564)	—	(14,564)
Acquisition costs	(1,084)	(8,349)	(46,839)	(7,977)	(64,249)	(131)	—	(64,380)
General and administrative expenses	(6,952)	(12,299)	(16,690)	(7,271)	(43,212)	(67)	—	(43,279)
Other income	(128)	84	(100)	851	707	413	—	1,120

Underwriting income (loss)	$24,934	$(9,723)	$35,436	$(40,845)	$9,802	n/a	—	n/a
Net investment income						11,515	45,565	57,080
Net realized and unrealized losses on investments						(5,509)	(266)	(5,775)
Net impairment losses recognized in earnings							(702)	(702)
Corporate other income							897	897
Interest expense							(13,296)	(13,296)
Net foreign exchange gains							753	753
Corporate general and administrative expenses							(11,378)	(11,378)

Income (loss) before taxes						$(7,328)	$21,573	$24,047

Loss ratio (a)	31.4%	80.6%	51.9%	169.8%	66.5%
Acquisition cost ratio (b)	2.2%	14.9%	22.7%	21.0%	18.5%
General and administrative expense ratio (c)	14.4%	22.0%	8.1%	19.2%	12.4%

Combined ratio (d)	48.1%	117.5%	82.7%	210.0%	97.4%

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA—YEAR ENDED DECEMBER 31, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated
Gross premiums written	$365,761	$374,696	$907,186	$253,067	$1,900,710	$3,356	$—	$1,904,066
Reinsurance premiums ceded	(181,454)	(142,566)	(83,984)	(63,708)	(471,712)	(365)	—	(472,077)

Net premiums written	$184,307	$232,130	$823,202	$189,359	$1,428,998	$2,991	$—	$1,431,989

Earned premiums	$364,087	$337,041	$916,688	$224,665	$1,842,481	$3,356	$—	$1,845,837
Earned premiums ceded	(175,348)	(113,718)	(70,510)	(60,922)	(420,498)	(365)	—	(420,863)

Net premiums earned	188,739	223,323	846,178	163,743	1,421,983	2,991	—	1,424,974

Net losses and loss expenses	(91,753)	(153,558)	(541,959)	(158,323)	(945,593)	—	—	(945,593)
Claims and policy benefits	—	—	—	—	—	(59,382)	—	(59,382)
Acquisition costs	517	(36,404)	(187,853)	(36,805)	(260,545)	(557)	—	(261,102)
General and administrative expenses	(28,377)	(45,171)	(85,019)	(31,304)	(189,871)	(648)	—	(190,519)
Other income	686	279	1,225	1,204	3,394	382	—	3,776

Underwriting income (loss)	$69,812	$(11,531)	$32,572	$(61,485)	$29,368	n/a	—	n/a
Net investment income						48,534	186,312	234,846
Net realized and unrealized losses on investments						(10,408)	(27,931)	(38,339)
Net impairment losses recognized in earnings							(2,945)	(2,945)
Corporate other income							1,620	1,620
Interest expense							(43,688)	(43,688)
Net foreign exchange losses							(1,312)	(1,312)
Corporate general and administrative expenses							(66,555)	(66,555)

Income (loss) before taxes						$(19,088)	$45,501	$55,781

Loss ratio (a)	48.6%	68.8%	64.0%	96.7%	66.5%
Acquisition cost ratio (b)	(0.3)%	16.3%	22.2%	22.5%	18.3%
General and administrative expense ratio (c)	15.0%	20.2%	10.0%	19.1%	13.4%

Combined ratio (d)	63.4%	105.3%	96.3%	138.3%	98.2%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned.
(c)	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
(d)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

n/a Not applicable

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA—YEAR ENDED DECEMBER 31, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

		Year Ended December 31, 2012			Year Ended December 31, 2011
		Gross Premiums Written	Percentage of Total Gross Premiums Written	Movement on Prior Year Period	Gross Premiums Written [a]	Percentage of Total Gross Premiums Written [a]
Property & Casualty:
Global Insurance:
Aviation	S	$27,514	1.4%	(15.0)%	$32,376	1.7%
Excess Liability	L	102,754	5.2%	4.2%	98,582	5.2%
Professional Liability	L	166,457	8.4%	5.4%	157,881	8.3%
Property	S	74,913	3.8%	(2.6)%	76,922	4.0%

		371,638	18.9%	1.6%	365,761	19.2%
U.S. Insurance:
General/Excess Liability	L	100,265	5.1%	(4.2)%	104,654	5.5%
Marine	S	100,887	5.1%	14.0%	88,493	4.6%
Professional Liability	L	61,238	3.1%	38.6%	44,169	2.3%
Property	S	136,671	6.9%	(0.5)%	137,380	7.2%

		399,061	20.2%	6.5%	374,696	19.7%
Reinsurance:
Agriculture	S	23,074	1.2%	(24.8)%	30,682	1.6%
Auto	S	53,443	2.7%	(45.7)%	98,360	5.2%
Aviation	S	28,332	1.4%	77.2%	15,991	0.8%
Credit/Surety	S	64,978	3.3%	57.7%	41,210	2.2%
General Casualty	L	83,212	4.2%	11.5%	74,652	3.9%
Marine & Energy	S	25,851	1.3%	7.7%	24,012	1.3%
Medical Malpractice	L	22,708	1.2%	(39.2)%	37,345	2.0%
Other	S	4,081	0.2%	32.9%	3,071	0.2%
Professional Liability	L	164,719	8.4%	3.4%	159,293	8.4%
Property	S	382,566	19.4%	8.7%	351,791	18.5%
Whole Account	S/L	6,302	0.3%	(82.4)%	35,800	1.9%
Workers’ Compensation	L	39,187	2.0%	12.0%	34,979	1.8%

		898,453	45.6%	(1.0)%	907,186	47.6%
Alterra at Lloyd’s:
Accident & Health	S	43,045	2.2%	16.0%	37,093	1.9%
Agriculture	S	18,321	0.9%	n/m	—	—
Aviation	S	16,287	0.8%	22.7%	13,269	0.7%
Financial Institutions	L	26,238	1.3%	(3.6)%	27,205	1.4%
International Casualty	L	65,919	3.3%	27.0%	51,902	2.7%
Marine	S	9,262	0.5%	n/m	1,493	0.1%
Professional Liability	L	20,053	1.0%	(3.1)%	20,696	1.1%
Property	S	100,333	5.1%	(1.1)%	101,409	5.3%

		299,458	15.2%	18.3%	253,067	13.3%

Aggregate Property & Casualty		$1,968,610	99.9%	3.6%	$1,900,710	99.8%

Life & Annuity:
Life		$2,848	0.1%	86.1%	$1,530	0.1%
Annuity		—	—	(100.0)%	1,826	0.1%

Aggregate Life & Annuity		$2,848	0.1%	(15.1)%	$3,356	0.2%

Aggregate Property & Casualty and Life & Annuity		$1,971,458	100.0%	3.5%	$1,904,066	100.0%

S = Short tail lines		$1,112,708	56.5%		$1,071,452	56.4%
L = Long tail lines		855,902	43.5%		829,258	43.6%

Aggregate Property & Casualty		$1,968,610			$1,900,710

Property [b]		$694,483	35.3%		$667,502	35.1%
Casualty [c]		852,750	43.3%		811,358	42.7%
Specialty [d]		421,377	21.4%		421,850	22.2%

Aggregate Property & Casualty		$1,968,610			$1,900,710

[a]	Comparative period has been re-presented to conform with the current period’s presentation.
[b]	Property includes property lines of business.
[c]	Casualty includes excess liability, financial institutions, general liability, international casualty, medical malpractice, professional liability and workers’ compensation lines of business.
[d]	Specialty includes accident & health, agriculture, auto, aviation, credit, energy, marine, other, surety and whole account lines of business.

Percentage totals may not add due to rounding.

n/m Not meaningful.

ALTERRA CAPITAL HOLDINGS LIMITED

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (UNAUDITED)

Net Operating Income and Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Net income (loss) before tax	$(37,290)	$24,047	$155,691	$55,781
Net realized and unrealized (gains) losses on investments not included in operating income, before tax [a]	(888)	1,059	(28,964)	29,486
Foreign exchange (gains) losses, before tax	(71)	(753)	(160)	1,312
Merger and acquisition expenses, before tax	3,239	—	3,239	—

Net operating income (loss) before tax	$(35,010)	$24,353	$129,806	$86,579

Net income (loss)	$(51,810)	$30,948	$143,806	$65,282
Net realized and unrealized (gains) losses on investments not included in operating income, net of tax [a]	(1,094)	1,271	(27,826)	30,391
Foreign exchange (gains) losses, net of tax	(48)	(534)	(116)	927
Merger and acquisition expenses, net tax	3,239	—	3,239	—

Net operating income (loss)	$(49,713)	$31,685	$119,103	$96,600

Net income (loss) per diluted share	$(0.54)	$0.30	$1.43	$0.61
Net realized and unrealized (gains) losses on investments not included in operating income, net of tax [a]	(0.01)	0.01	(0.28)	0.29
Foreign exchange losses, net of tax	—	(0.01)	—	0.01
Merger and acquisition expenses, net of tax	0.03	—	0.03	—

Net operating income (loss) per diluted share	$(0.52)	$0.30	$1.18	$0.91

Weighted average shares outstanding—basic	95,691,699	103,323,377	98,012,424	105,249,683

Weighted average shares outstanding—diluted	95,691,699	104,672,891	100,557,352	106,502,893

[a]	Net realized and unrealized (gains) losses on investments not included in operating income includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments in run-off and changes in fair value of derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Net income (loss)	$(51,810)	$30,948	$143,806	$65,282
Annualized net income (loss)	(207,240)	123,792	143,806	65,282

Net operating income (loss)	$(49,713)	$31,685	$119,103	$96,600
Annualized net operating income (loss)	(198,852)	126,740	119,103	96,600

Average shareholders’ equity [b]	$2,881,449	$2,826,987	$2,862,663	$2,806,191

Annualized return on average shareholders’ equity	(7.2)%	4.4%	5.0%	2.3%
Annualized net operating return on average shareholders’ equity	(6.9)%	4.5%	4.2%	3.4%

[b]	Average shareholders equity is computed as the average of the quarterly average shareholders’ equity balances.

Diluted Tangible Book Value Per Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	December 31, 2012	December 31, 2011
Shareholders’ equity	$2,839,722	$2,809,235
Goodwill and intangible assets	54,751	56,111

Tangible book value	$2,784,971	$2,753,124

Diluted shares outstanding	100,213,325	104,406,779

Diluted tangible book value per share	$27.79	$26.37

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA—DECEMBER 31, 2012 (UNAUDITED)

(Expressed in thousands of United States Dollars)

Type of Investment	As of December 31, 2012	Investment Distribution	As of December 31, 2011	Investment Distribution
Cash and cash equivalents (restricted and unrestricted)	$694,756	8.6%	$922,844	11.8%

U.S. government and agencies	$885,370	11.0%	$751,806	9.6%
Non-U.S. governments	246,712	3.1%	164,621	2.1%
Corporate securities	2,610,605	32.5%	2,646,358	33.9%
Municipal securities	273,336	3.4%	263,007	3.4%
Asset-backed securities	371,597	4.6%	247,965	3.2%
Residential mortgage-backed securities	1,234,670	15.4%	1,296,277	16.6%
Commercial mortgage-backed securities	454,259	5.7%	361,097	4.6%

Fixed maturities at fair value	$6,076,549	75.6%	$5,731,131	73.3%

U.S. government and agencies	$27,639	0.3%	$29,201	0.4%
Non-U.S. governments	527,843	6.6%	524,449	6.7%
Corporate securities	296,360	3.7%	319,609	4.1%
Asset-backed securities	424	—	1,000	—

Fixed maturities at amortized cost	$852,266	10.6%	$874,259	11.2%

Equity method investments	$92,050	1.1%	$13,670	0.2%

Other investments	$316,955	3.9%	$272,845	3.5%

Total invested assets	$8,032,576	100.0%	$7,814,749	100.0%

Credit Rating	As of December 31, 2012	Ratings Distribution	As of December 31, 2011	Ratings Distribution
U.S. government and agencies [a]	$2,092,893	30.2%	$1,869,405	28.3%
AAA	1,170,299	16.9%	948,861	14.4%
AA	693,411	10.0%	883,783	13.4%
A	1,520,959	22.0%	1,378,361	20.9%
BBB	320,215	4.6%	281,983	4.3%
BB	67,041	1.0%	84,803	1.3%
B	158,934	2.3%	131,159	2.0%
CCC or lower	38,420	0.6%	53,157	0.8%
Not rated	14,377	0.2%	99,619	1.5%

Fixed maturities at fair value	$6,076,549	87.7%	$5,731,131	86.8%

U.S. government and agencies	$27,639	0.4%	$29,201	0.4%
AAA	406,659	5.9%	619,832	9.4%
AA	284,282	4.1%	82,511	1.2%
A	99,235	1.4%	117,600	1.8%
BBB	32,031	0.5%	24,117	0.4%
BB	2,420	—	998	—

Fixed maturities at amortized cost	$852,266	12.3%	$874,259	13.2%

Total fixed maturities	$6,928,815	100.0%	$6,605,390	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,207,523 (December 31, 2011: $1,117,599).

Percentage totals may not add due to rounding.

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Net investment income	$52,039	$57,080	$218,964	$234,846

Realized and unrealized (losses) gains on trading fixed maturities	(1,322)	763	3,952	2,031
Net realized gains on available for sale fixed maturities	3,312	1,990	26,148	11,509
Increase (decrease) in fair value of hedge funds	4,871	(5,415)	13,901	(11,795)
Decrease in fair value of catastrophe bonds	—	—	—	(25,641)
Decrease in fair value of structured deposit	(1,004)	(312)	(291)	(2,269)
Income from equity method investments	5,253	1,023	20,930	1,445
Increase (decrease) in fair value of derivatives	366	(3,824)	6,246	(13,619)

Net realized and unrealized gains (losses) on investments	$11,476	$(5,775)	$70,886	$(38,339)

Net impairment losses recognized in earnings	$(377)	$(702)	$(6,908)	$(2,945)

Contacts

Investors:

Susan Spivak Bernstein, 1-212-898-6640

Senior Vice President

susan.spivak@alterra-bm.com

Press:

Kekst and Company

Peter Hill, 1-212-521-4800

peter-hill@kekst.com